Exhibit 99.1

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NASDAQ® MarketSite June 4, 2013 2013 Analyst Day

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Safe Harbor Certain information contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Related to our Borrowings,” “Manufacturing Risks,” “International Risks” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2012, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

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Agenda Wired for Growth and Excellence Bertrand LoyPresident and CEO Capturing Growth in Semiconductor Market Wenge YangVice President of Marketing Growing Beyond Semiconductors Stuart TisonVice President, Industrial Solutions Financial Perspective Greg GravesExecutive Vice President and CFO Q&A All

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Bertrand Loy President and CEO Wired for Growth and Excellence

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Key Points Strategy to be best-in-class among our peers We’ve delivered superior execution: outperformed the market; delivered superior profitability and excellent cash flow Clear growth paths in semiconductor and adjacent markets Deploying capital to increase shareholder value

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Three-year Financial Objectives Relentlessly Pursuing Excellence to Serve Our Stakeholders To Deliver Best-In-Class Performance and Superior Shareholder Value Grow 3% Faster Than Our Markets Deliver Superior Profitability: 20%+ Operating Margin Generate > $100M Annual Cash Flow Create Shareholder Value

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Strong Performance We Delivered in 2012 Sales $716 Million Operating Margin* 16% Cash from Operations $115 Million Earnings Per Share** $0.55 *Adjusted operating margin **Non-GAAP earnings Grow 3% Faster Than Our Markets Deliver Superior Profitability: 20%+ Operating Margin Generate > $100M Annual Cash Flow Create Shareholder Value

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Outperformance Over the Past Four Years 1Blend of Semiconductor wafer fab equipment spending and wafer production in millions of square inches of silicon 2Peer group comprised of ATMI, CCMP, AEIS and MKSI Entegris Industry1 Entegris (Semi only) 2006-2009 -18.7% -21.0% -12.9% 2009-2012 21.4% 24.2% 17.9% 2012 -4.5% -2.6% -6.5% Revenue Entegris Peer group2 7.3% 8.9% 12.3% 10.5% 15.8% 12.7% Average Annual EBITA Margin Strategy and business model retool

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Growth: Building on a Strong Platform

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Entegris Contamination Control Technologies Advanced Materials 10% The Contamination Control Experts for Advanced Manufacturing Contamination particles inorganics bubbles Airborne molecules ions gels Microenvironments 26% Filtration and Purification 44% Fluid Handling 20% Maximized Yields % 2012 Sales

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Semiconductor and Beyond *2012 market share for key filtration and wafer handling products approx. 50-60% Source: Company estimates; 2015 SAM share excludes M&A Semiconductor Semiconductor Adjacent Markets $1,900 M $2,250 M CAGR = 10.1% CAGR = 5.8% Entegris average approximate share in served available market (SAM) Invest in key capabilities Primarily organic focused Seeds of diversification Build size and scale that leverage existing capabilities Strategy

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Industry to outperform worldwide GDP driven by end market demand for electronics MSI = millions of square inches of silicon Source: Gartner, March 2013 Continued Steady Growth Expected in Semiconductor Units (CHART) Estimated 3-yr. CAGR = 6.0% 3-yr. CAGR = 3.0%

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Mobile and Tablet Growth Drives Semiconductor Demand ICs used in tablets expected to offset low-end PCs Source: Left – Prismark, March 2013; Right – Goldman Sachs (CHART) (CHART) Significant Smartphone and Tablet Manufacturing Growth Units in millions IC Value by Platform $US

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The Industry’s Endless Search For More Advances in semiconductors enable new electronics which drive demand for new semiconductors Moore’s Law New technology nodes More process steps Disruptive technologies EUV and 450 mm More difficult contamination issues Demand for electronics Improved performance Lower cost Less power

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Semi Makers Face Intense Pressure to Maximize Yields Quickly Source: Entegris estimates. Capex projection assumes no EUV or 450 mm adoption; based on public statements by key IDMs and OEMs Cost of semiconductor technology is rising at unprecedented rate More complex processes with more steps Declining target yields put pressure on returns on investment Declining target yields put pressure on returns on investment Declining target yields put pressure on returns on investment Declining target yields put pressure on returns on investment Capex for Logic/Foundry Production Line $ in billions/10K wspm Technology Node in Nanometers % Yield Process Steps Semi Manufacturing Yields and Steps Technology Node in Nanometers

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Portfolio of Adjacent Markets Offer Seeds for Long-Term Growth What’s Beyond Semiconductor? Mature Emerging Contamination Control Requirements Low High Semiconductor PV Solar LIB LED Industrial Life Sciences TFT-LCD Data Storage

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1Display Bank; 2TechNavio; 3NPD DisplaySearch; 4Evaluate Pharma A Portfolio of Stable and Growth Markets Industrial Aerospace LED PV/Solar Life Sciences LIB Pharmaceutical processing to grow 8% annually 4 Global market for metal cutting tools to grow 10.1% CAGR from 2012-2016 2 AMOLED display market to reach $17B in 2016 1 Established Microelectronics Industrial and Other Emerging and Growth TFT-LCD Data Storage New materials, more process steps Move to single use for bio process Need for better materials Need for advanced filtration LEDs to account for quarter of global lighting market by 2016 3

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Building a Best-In-Class Business Model

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Consolidating Customer Base Requires New Business Model For Strategic Suppliers Localized infrastructure and support Rapid Innovation Breadth of relevant technologies

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Breadth and Depth of Technology Contamination Control Solutions Microenvironments Specialty Materials 2012 Sales $462 M $182 M $72 M Technology Filtration, Purificationand Fluid Handling Wafer and Critical Substrate Handling Advanced Materials Product Platforms Liquid filters and purifiersGas filters, purifiers, diffusers and purification systemsFluid handling components, sensing and control, dispense Wafer carriersWafer shippersReticle pods Electrostatic chucksGraphite and SiC componentsSpecialty coatings

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*Includes manufacturing engineers Strategically Augmenting Capabilities Close to Customers Europe and Israel Asia and Japan North America Germany Israel France Singapore Malaysia China Korea Japan California Colorado Minnesota Texas Massachusetts Taiwan FY12 Sales by Region North America 31% Asia 39% Europe 12% Japan 18% Engineers by Region* 3% 46% 34% 17%

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Global Footprint and Breadth of Technology Provide Unique Competitive Position Size of circles reflects approximate relative semiconductor sales, based on company estimates Global Footprint (# of employees – logarithmic scale) Large Broad Narrow Breadth of Semiconductor Contamination Control Technologies SAES GEMU Miraial Pall St. Gobain Toyo Tanso Parker Shin Etsu Gudeng Donaldson Small

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Growing Our Share *NDAs and JDAs Deepening Our Collaboration with Strategic Customers (CHART) Direct engagement by engineering teams Pilot capability at most sites Customer shares information Customer enters relationship Customer provides feedback Relationship grows stronger Relevant, Trusted, Technology Partner Application and Process Knowledge We Develop Relevant Final Solution We Listen We Respond Quickly with Prototypes New Development Agreements* with Top IDMs and OEMs Expanded applications excellence Faster new product development

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Investment Priorities

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Investment Priorities i2M Center 450 mm Product Manufacturing Jetalon Solutions $50 M Share Repurchase Nodes 450 mm EUV Technology/ Infrastructure Focused Acquisitions Returning Cash to Shareholders R&D

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New Products: Sub-10 nm filtration Advanced flow control CMP pad conditioners Advanced 300 mm carriers EUV reticle pods 450 mm carriers and shippers 450 mm E-chucks Sustained Investment in New Products Yielding Results *For CCS and ME divisions; products produced in the last three years Focused Acquisitions Returning Cash to Shareholders R&D Investment ($ in millions)

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Advanced Technology Center Location: Colorado Springs, CO 450 mm and EUV pod manufacturing Final phase of preparing for volume production capability i2M Center Location: Bedford, MA New England’s most advanced membrane and coatings center Customer qualifications to begin Q1 2014 Technology Infrastructure to Expand Market Leadership i2M Center For Advanced Materials Science Massachusetts Advanced Technology Center Colorado

Highly Focused M&A: Filling Technology Gaps



Focused M&A	Purpose	Criteria
Product/ Technology acquisitions	Fill technology gaps to expand share in existing semi markets	▪ Synergies with existing products ▪ Serve existing markets
Established businesses and product lines in adjacent markets	Build scale in adjacent markets	▪ Accretive ▪ Leverage existing capabilities and technologies ▪ Primarily CCS division focused

Analyst Day 2013 | 28

Entegris

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A small technology company based in California; acquired April 1, 2013 Innovative technology for measuring chemical concentrations in real-time process flows Applications in semiconductor, life sciences and other markets Adds to our sensing and control technology “toolbox” Jetalon Acquisition Expands Sensing and Control Capabilities

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Goal: return excess cash to shareholders $50 million share buyback in place Sustained repurchases Long-term objective to reduce share count meaningfully Returning Cash to Shareholders Buy backs Replenish (CHART) Minimum Cash to Run Business Acquisition “Dry Powder” $125 $200 Cumulative Free Cash Flow

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Entegris®, the Entegris Rings Design®and Creating a Material AdvantageSM are trademarks of Entegris, Inc. ©2013 Entegris, Inc. All rights reserved.

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Wenge Yang Vice President of Marketing Capturing Growth in Semiconductor Market

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Key Takeaways: In the Right Place at the Right Time Entegris is the “last line of defense” for the wafer against defects; our contamination control is critical to device yield Our top three applications align with the fastest growing segments in industry Wins at the leading edge drive revenues for today and years to come Investment in technology and capacity will maintain and expand Entegris’ dominance in the space

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Yield-Enhancing Solutions Across the Semi Ecosystem Advanced Materials 10% Filtration/ Purification 44% Micro- environments 26% Fluid Handling 20% OEMs 26% Materials Suppliers 16% Foundries Logic Memory OEM Tool Companies Wafer Growers Chemical Companies R&D Consortia Eng. Contractors Device Makers 57% Other 1%

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Entegris: The Last Line of Defense Against Defects Diffusion CVD Ion Implant Metrology Overhead Transport System Wet Etch and Clean CMP Dry Etch Lithography Fab HVAC System FOUP Incoming Supply Chain Wafer Growers Chemical Suppliers Filtration Fluid Handling Wafer Handling Purification Advanced Materials

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Wet Etch and Clean (WEC) Liquid filters Chemical containers Fluid management Fab microenvironments (Fab) Advanced FOUPs Advanced wafer shippers Reticle pods Lithography (Litho) Photoresist filters Photoresist pumps Liquid filters for immersion systems Focusing on Key Contamination Control Challenges (CHART) Top Applications in 2012 % of Semiconductor Revenue Chemical Mechanical Planarization Etch/ Deposition

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Source: Entegris estimates Biggest Challenge in Semi: Increasing Costs and Lower Yields Capex 5x 90 nm ? 22 nm Process Steps 4x 90 nm ? 22 nm Mature Yield -15% 90 nm ? 22 nm

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Annual revenue impact from 1% yield change (60,000 wpm fab) Source: Entegris estimates Near-Term Solution: Reduce Defects and Improve Yield Defect reduction for yield improvement is the central focus of semi manufacturing (Assumption) CPU APU 2 Gb DRAM Die size (mm2) 200 100 30 ASP $45 $20 $1.70

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Source: Gartner; Entegris estimates Defect Reduction Driving Revenue Growth for Entegris 65 nm Downturn 45 nm 32 nm 28 nm Entegris Liquid Filtration Revenue Growth vs. MSI (CHART)

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Long Term: 450 mm Drives Refresh of Microenvironment Products Pilot line 2015, production line 2017 Increasing SAM for our microenvironment products Recent wins: No.1 IDM, No.1 OEM, G450C 1975 1980 1990 2001 2017 300 mm 450 mm 100 mm 150 mm 200 mm

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EUV Provides New Product Platform Opportunities Pilot line 2015, production line 2017-2018 Added opportunity for Entegris beyond resist processing Recent wins: 100% share for EUV reticle pod, single supplier for several key components EUV Reticle Pod EUV Filter Mirror Coatings

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Source: Gartner; Entegris (CHART) Entegris is Focused on the Most Rapidly Growing Segments WFE average -4% Application Segment Growth 5 Year CAGR (2007-2012)

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Focus in Growth Segments: Wet Etch and Clean (WEC) (CHART)

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Entegris WEC Solutions: Equipment and Consumables Valves | Fittings | Liquid filters | Flow control | Containers | Manifolds | Tubing | Pumps Valve Manifold Box Chemical Mixing System AMC Spray/Single Wafer Processing Immersion/Batch Wafer Processing Chemical Delivery

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Entegris WEC Solutions: Equipment and Consumables Valves | Fittings | Liquid filters | Flow control | Containers | Manifolds | Tubing | Pumps Liquid filters Valve Manifold Box Chemical Mixing System AMC Spray/Single Wafer Processing Immersion/Batch Wafer Processing Chemical Delivery

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WEC Market Trend No. 1: Single Wafer Clean Growth Source: VLSI Research 2012-2015 units = +13.2% annual 2012-2015 ASP = + 1.6% annual 2012-2015 equipment revenue from $1.5B to $2.3B = +15% annual 2012-2015 equipment revenue from $1.5B to $2.3B = +15% annual 2012-2015 equipment revenue from $1.5B to $2.3B = +15% annual 2012-2015 equipment revenue from $1.5B to $2.3B = +15% annual 2012-2015 equipment revenue from $1.5B to $2.3B = +15% annual 2012-2015 equipment revenue from $1.5B to $2.3B = +15% annual 2012-2015 equipment revenue from $1.5B to $2.3B = +15% annual Single Wafer Clean Tool ASP Also Increases ASP per System ($ in millions) Single Wafer Clean Tool Unit Growth Will Continue Annual Industry Shipments

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Entegris Normalized Revenue and SAM per System WEC Market Trend No. 1: Entegris Revenue 5-6x per System Source: Entegris estimates Key Entegris Components per System per System per System per System per System

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WEC Market Trend No. 2: Higher ASP, Shorter Replacement Cycle Source: Entegris estimates 2X ASP Filter Replacement Interval Shortened by 30% 2.2 2.0 1.8 1.6 1.4 1.2 1.0 Normalized ASP Trend Advanced Filter 45 nm 28 nm Relative Price per Filter Replacement time

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Entegris Products Continue to Push the Limit QuickChange® ATM/ATE Symmetric PTFE Media Asymmetric PTFE Media Asymmetric Hollow Fiber + + + + + + + + + 20-15 nm Filtration Metal Ion Removal – DIW 50-30 nm Filtration <10 nm Filtration Metal Ion Removal – Chemicals Torrento® AT3 Protego® Plus LTX POU Nozzle Filters Protego IPA Protego Chemical

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(CHART) Focus in Growth Segments: Photolithography

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Entegris Photolithography Solutions: Equipment and Consumables Resist filters | Dispense systems | Liquid filters | Air/gas filtration | Air/gas purification | Wafer handling | Reticle pods Laser Stocker AMC Track Scanner Aeronex® XCDA Gas Purification System Chemical Air Filter Housing for Scanner Conductivity Control System Chemical Air Filter for Track Coater Cup

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Entegris Photolithography Solutions: Equipment and Consumables Resist filters | Dispense systems | Liquid filters | Air/gas filtration | Air/gas purification | Wafer handling | Reticle pods Liquid filters Laser Stocker AMC Track Scanner Aeronex® XCDA Gas Purification System Chemical Air Filter Housing for Scanner Conductivity Control System Chemical Air Filter for Track Coater Cup Air/gas filtration Resist filters

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2012-2015 process step increase: 1,500 at 28 nm to 3,300 at 10 nm (without EUV) Critical photolithography steps from 20 to 45, more than 2x Resist usage +7%/yr. overall, 193 nm +50%/yr. Source: SEMI Litho Market Trend No. 1: More Steps, More Resist Usage Annual Industry Resist Consumption $ in millions (CHART) 7% annual growth

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Double patterning (DP) is starting at Intel (22 nm) in 2012, TSMC and Samsung (20 nm) in 2013 Big three are forecasting 2x consumption of 193 nm resist from 2012 to 2014 Entegris should see 40-50% growth in advanced resist filter needs Source: ASML Litho Market Trend No. 2: Double Patterning Drives Filter Needs (CHART) Single Layer Process Step Increase

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0.4 0.6 0.8 1 1.2 1.4 1.6 Litho Market Trend No. 3: Defect Reduction Drives Filtration Source: Entegris estimates Lithography: #1 defect source in leading edge Solution: better filters in fab and filtration at chemical makers End result: jump in leading-edge resist filtration demand End result: jump in leading-edge resist filtration demand End result: jump in leading-edge resist filtration demand End result: jump in leading-edge resist filtration demand 28/32 nm Defect Source by Module 2009 Q1 Q3 2010 Q1 Q3 2011 Q1 Q3 2012 Q1 Q3 2013 Q1 Entegris Resist UPE Filter Membrane Demand Weekly 4-Qtr Moving Average

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1.5X ASP 1.6 1.5 1.4 1.3 1.2 1.1 1.0 Entegris Filtration Delivering Higher Value to Customers Advanced Nodes Grew >44% Older Nodes 2010 2012 Photochemical Filter Revenues Normalized ASP Trend Advanced Photochemical Filter

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Entegris Products Continue to Push the Limit + + + + + + + + + 3 and 5 nm UPE/Duo Filtration 50 nm UPE Symmetric Membrane Selective Nano Filtration/ Purification Impact® 2 UPE Impact 8G UPE/DUO Impact SNFP

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(CHART) Focus in Growth Segments: Advanced Wafer Microenvironments

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Protect wafer from outside contaminants: particles, gases, moisture Protect wafer from on wafer contaminants: etch outgassing Anti-shock, anti-vibration Entegris 300 mm market share: > 80%+ at leading edge Front Opening Unified Pod (FOUP) Technology

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*Source: T. Kamoshima, et al., “Controlling ambient gas in slot-to-slot space inside FOUP to suppress Cu-loss after dual damascene patterning,” IEEE Trans. Semicon. Manufact., vol. 21 (Renesas & Hitachi). ©2008 IEEE – all rights reserved. Contamination Control is Critical O2 + H2O Induced Cu Erosion Moisture Induced Crystal Defect Outgas Induced Over-etch

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Three Entegris Technology Breakthroughs New Materials Innovative Purging Design Added Purification Advanced On-wafer Purge Entegris Barrier Material Active Clarilite® Wafer Purification

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Significant Improvement in Wafer Protection Source: Entegris Source: Entegris Source: Entegris Number of Particles Technology Node In-Fab Test Results Time within Particle Spec

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Applying three 300 mm technology breakthroughs to 450 mm Fastener/screw-free for improved particle performance Redesigned wafer support to prevent wafer sagging New shock/vibration damping system Positioned for substantial market share gains for 450 mm shippers Extending Our 300 mm Experience to Win at 450 mm Entegris 450 mm FOUP Design Entegris 450 mm market share: Recent wins at G450C, No. 1 IDM, No. 1 OEM

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Our Winning Strategy in Semiconductor Particle removal by filtration Contamination removal by purification Wafer protection by microenvironment WEC is the number one growth segment in semi cap, and the top application for Entegris Litho is the largest segment in semi cap, and the second largest application for Entegris i2M Center for Advanced Materials Science Advanced Technology Center (450 mm and EUV) Sensing and control technology Enabler for Defect Reduction Focus on Growth Segments Investment for the Future

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Stuart Tison Vice President, Industrial Solutions Growing Beyond Semiconductors

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Entegris serves multiple stable and growing markets adjacent to the semiconductor industry Portfolio of products served by all three Entegris divisions Portfolio of markets enables a stable revenue base with opportunities for growth Blend of equipment sales and recurring revenue Attractive Adjacent Markets Semiconductor (CHART) Entegris Sales by Market FY2012 Adjacent Markets

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Adjacent Markets are a Stable Revenue Platform for Growth Adjacent Markets are a Stable Revenue Platform for Growth Growth of 7.7% CAGR (2008-2011) driven by emerging segments of LED and Photovoltaics Slowdown in LED and Photovoltaics led to decline in 2012

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Semiconductor and Beyond *2012 market share for key filtration and wafer handling products approx. 50-60% Source: Company estimates; 2015 SAM share excludes M&A Semiconductor Semiconductor Adjacent Markets $1,900 M $2,250 M CAGR = 10.1% CAGR = 5.8% Entegris average approximate share in served available market (SAM) Invest in key capabilities Primarily organic focused Seeds of diversification Build size and scale that leverage existing capabilities Strategy

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Leveraging our Technology in Adjacent Markets Established Microelectronics 30% Emerging and Growth 20% Industrial and Other 50% Displays Data storage Consumer electronics PV solar LED Lithium ion battery Life sciences Electron discharge machining (EDM) Aerospace Others

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What Do These Markets Have in Common? Similar manufacturing processes to semiconductor Uses Entegris’ core materials sciences expertise Applications require increasingly stringent contamination control and materials handling Established Microelectronics 30% Emerging and Growth 20% Industrial and Other 50% Displays Data storage Consumer electronics PV solar LED Lithium ion battery Life sciences Electron discharge machining (EDM) Aerospace Others

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Filtration Fluid handling Substrate handling Sales to Established Microelectronics Markets Driven by Units TFT-LCD Displays, Data Storage and Consumer Electronics Source: Gartner, March 2013 What We Provide: Key Revenue Drivers: Mobile devices Large screen TV demand PCs and Servers Inkjet printing Inkjet printing Inkjet printing Inkjet printing Inkjet printing Total LCD-TFT Units Units in Millions CAGR 2012-2015: 3.8%

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Display Performance Requires High Purity Chemistries Active Matrix Organic Light Emitting Diodes (AMOLED) Entegris filtration is used to ensure high purity fluid delivery in both the manufacture of the chemicals and for direct application during display production Manufacture of AMOLEDs requires high purity delivery of imaging chemicals for enhanced resolution, brightness and lifetime 7. Dispense epoxy and encapsulate 6. Evaporate cathode connection 5. Plasma etch excess organic layers using cathode as etch mask 4. Evaporate electron transport layer (ETL), electron injection layer (EIL) and metal cathode over active area 3. Multi-nozzle print emissive layer (EML) 2. Modify primer surface to form wetting and non-wetting areas 1. Slot coat hole injection layer (HIL) and primer layers

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Sales to Industrial Markets Driven by Economic Demand Source: Gartner, March 2013 (CHART) Global GDP $ in Trillions CAGR 2012-2015: 3.0% Graphite Silicon carbide Coatings Global manufacturing production output Automobile production Precision molds for consumer products Aircraft engine production What We Provide: Key Revenue Drivers:

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A Cleaner Alternative to Lubricants is Needed Industrial Molding UltraC™ Diamond coating eliminates the need for lubricants Higher purity Increased tool uptime Cost savings Many industrial molding processes use grease or lubricants to reduce friction and prevent sticking, which can lead to unacceptable residues or particulate build-up on the molded parts Photo?

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Higher Engine Temperatures Require New Materials Aerospace Entegris POCO graphite gives best- in-class heat transfer and strength properties Higher temperature operation Improved lifetime Propulsion efficiency is a large focus for the aerospace industry Higher temperatures are required for higher efficiencies Conversion of components from polymers to graphite is needed

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Sales to Emerging Markets Driven By Need for Purity PV Solar, LED, Energy Storage, Life Sciences (CHART) Worldwide Photovoltaic Installation Forecast 2013 in Gigawatts CAGR 2012-2015: 10.7% Filtration and purification systems Fluid handling, sensing and control Substrate handling Unit expansion for photovoltaics Expansion of LED fabs; shipments of MOCVD tools BioPharma transition from stainless steel to polymers Increased use of battery powered systems What We Provide: Key Revenue Drivers: Source: IHS Demand Driven by Unit Growth

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Entegris AGPS systems purify process gases to better than 1 ppb while maximizing equipment uptime HBLED Extreme Purity Process Gases Enable High Brightness LED

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Ensures high purity chemical delivery for bioprocesses Prevents cross contamination Enables high-accuracy sensing for optimal chemical delivery Ensures purity of drug production lines Prevents loss of drug product due to contamination events Increasingly Stringent Contamination Control Requirements Chemical Delivery

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Broad applications in life sciences Chemical mixing is critical for protein recovery Ensures optimum protein purification for drug discovery and production Reduces risks from process variations and yields Advanced Sensing for Bioprocessing Jetalon Concentration Sensor Technology Pure protein Sample Acid Base WFI Salt Flow sensors pH sensors Conductivity sensors Chemical Mixing System

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Broad applications in life sciences Chemical mixing is critical for protein recovery Ensures optimum protein purification for drug discovery and production Reduces risks from process variations and yields Advanced Sensing for Bioprocessing Jetalon Concentration Sensor Technology Pure protein Sample Acid Base WFI Salt Flow sensors pH sensors Conductivity sensors Chemical Mixing System

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Strategy for Growth in Adjacent Markets Leverage our existing products and technologies into new applications in adjacent markets Focus on markets we understand which increasingly require contamination control solutions Enables additional growth opportunities in emerging markets which require new solutions for contamination control Explore strategic acquisitions to accelerate penetration of emerging growth markets and broaden our offerings in contamination control solutions

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Entegris®, the Entegris Rings Design®and Creating a Material AdvantageSM are trademarks of Entegris, Inc. ©2013 Entegris, Inc. All rights reserved.

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Greg Graves Executive Vice President and CFO Financial Perspective

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Historical View – Strong Relative Performance The Path Forward – Reaching $1.00 in EPS Capital Allocation – Capital Investment, M&A, Return to Shareholders

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Sales $716 Million Operating Margin* 16% Cash from Operations $115 Million Earnings Per Share** $0.55 Strong Performance We Delivered in 2012 Declined 4.5% overall; semiconductor down just 2.6% Contraction less than our markets and peers Margin consistent with our target model Cash balance of almost $350 million Zero debt Renewed focus on capital allocation *Adjusted operating margin **Non-GAAP earnings

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(CHART) Growth Rate vs. Peers* Strong Relative Revenue Growth Outgrowing the peer group over the duration of a cycle 2012 3 Year CAGR 2011 2010 *Peer group includes ATMI, CCMP (unit-driven, weighted 65%); AEIS and MKSI (capital-driven, weighted 35%)

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(CHART) Strong Relative Profitability Throughout the Cycle Operating Margin (EBITA) vs. Peers (CHART) Peak (Q2 2011) Trough (Q1 2013) Capital-Driven Peers Unit-Driven Peers Capital-Driven Peers Unit-Driven Peers Top quartile profitability at both the industry peak and trough

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(CHART) 2012 ROIC* vs. Peers *ROIC = Operating profit net of taxes divided by average invested capital Best-in-Class Return on Invested Capital Capital-Driven Peers Unit-Driven Peers

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(CHART) Well Positioned to Continue to Perform: Division Portfolio CCS High growth driven by increasing contamination control requirements 23%—28% High investment to sustain superior growth and margins High-profit growth engine ME Mature market. Gains at larger diameters, offset by declines in 200 mm and below 15%—20% Minimal investment beyond advanced FOUPs and 450 mm High cash flow SMD Growth in adjacent markets and geographic expansion 15%—20% Modest investment to expand materials capabilities Diversified growth Growth Profile Operating Margin at Mid-cycle Portfolio Position Investment 2009 2012 (CHART) 2009 2012 CAGR: 24.2% CAGR: 17.8% (CHART) Liquid and gas filtration, sensing and control, fluid handling Products Wafer and reticle process carriers, wafer shippers Graphite components, electrostatic chucks 2009 2012 CAGR: 15.9%

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Historical View – Strong Relative Performance The Path Forward – Reaching $1.00 in EPS Capital Allocation – Capital Investment, M&A, Return to Shareholders

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Quarterly Revenue Level1 Quarterly Revenue Level1 Quarterly Revenue Level1 Revenue ($ in millions) $170 $190 $220 Adjusted Operating Margin2 13%—15% 16%—18% 20%+ Earnings Per Share3 $0.11—$0.13 $0.15—$0.17 $0.22+ Our Target Model Provides Flexibility and Drives Performance 1Represents range of adjusted operating margin based on respective quarterly revenue levels. 2Adjusted for amortization of intangible assets and one-time charges and expenses. 3Assumes shares outstanding equal 138 million. $.40 operating profit flow through on each incremental dollar of revenue

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Delivering on the Target Model Delivering on the Target Model Revenue 2010 2011 2012 2013 Target model Operating margin

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Revenue $716 $865 $940 $940 Operating Income $113 $197 16% 21% EPS $.55 $1.04 EPS Growth Formula 1Gartner, March 2013; projected CAGR for the period 2012 to 2015 Assumptions: No M&A, tax rate constant at 27%, share count constant at 138 million Illustrative Model Three-Year Industry Growth1 Units: 6.0% WFE: 7.4% Blend: 6.5% Growth > Industry:300 Basis Points Share gains Node transitions Adjacent markets + Operating Leverage 2015: 20%+ 2012: 16% 2012Revenue $716 M + +

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Historical View – Strong Relative Performance The Path Forward – Reaching $1.00 in EPS Capital Allocation – Capital Investment, M&A, Return to Shareholders

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Balance Sheet Continues to Strengthen $ and Share Data in Millions March 30, 2013 March 31, 2012 Cash $339 $267 Total Assets $806 $736 Total Debt $0 $0 Shareholders’ Equity $703 $628 Common Shares Outstanding 140 137 At March 30, 2013 Entegris had a debt-free balance sheet and $2.42 in cash per share

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Estimated Generated more than $400 million in free cash flow since 2007 Strong cash flow capability even with major capital projects underway Strong Cash Flow Generator 1 Free cash flow capability assumes no M&A activity or change in capital structure Free Cash Flow Capability1 (CHART) Actual Free Cash Flow Cumulative Free Cash Flow $ in millions

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Investing to Extend Technology Leadership Entegris Capital Spending Plan Some equipment investment may shift to 2014 $ in millions i2M Center for Advanced Material Science Location: Bedford, MA Investment: $50-$55 million Research, development and manufacturing of filtration media and specialty coatings Initial Opening 2H of 2013 Advanced Technology Center Location: Colorado Springs, CO Investment: $25-$30 million Dedicated to 450 mm and EUV pod manufacturing Opened April 2012 Investments include:

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Acquisition Criteria Strategic Fit Complement existing markets or capabilities Return Profile Return on invested capital greater than 15% Scale acquisitions immediately accretive Smaller technology buys accretive by year two Financial Profile Growth profile greater than base business Operating margins consistent with base business

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Broaden Markets Strategic Acquisition Model Existing New Markets New Existing Deepened Extended Capabilities Poco Graphite PureLine Jetalon Solutions Extraction Systems Specialty Coatings Broaden Capabilities

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Pretax Return on Investment* – Companies Acquired Since 2005 *Average operating profit for 2011 and 2012 divided by invested capital Creating Value Through M&A 30%+ 16%+ 6%+ 40%+

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Goal: return excess cash to shareholders Share repurchase – current approach $50 million share buyback in place Sustained repurchases Long-term objective to reduce share count meaningfully Dividend option reviewed annually at board level Returning Cash to Shareholders Buy backs Replenish (CHART) Minimum Cash to Run Business Acquisition “Dry Powder” $125 $200 Cumulative Free Cash Flow

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Key Takeaways Our results demonstrate our ability to outperform the market and deliver superior profitability and excellent cash flow Our core technologies are critical in solving the industry’s most difficult contamination issues We are expanding the breadth of our technology through sustained and focused investment We are committed to continued growth and achieving superior profitability

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Entegris Creating a material advantage